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PROSPECTUS SUPPLEMENT DATED JANUARY 28, 2009

THE PURPOSE OF THIS SUPPLEMENT IS TO PROVIDE YOU WITH CHANGES TO THE CURRENT PROSPECTUS FOR THE FUNDS LISTED BELOW:

SERIES C
SERIES M

The sole shareholder of the shares of Series C and Series M of AIM Core Allocation Portfolio Series (the "Funds") has informed the Funds that it intends to redeem its entire investment in the Funds no later than March 27, 2009. In order to meet the anticipated redemption requests, each Fund will immediately begin to liquidate its assets and hold substantially all of its assets in cash or cash equivalents. Accordingly, neither Fund will be managed to meet its stated investment objective going forward.